EXHIBIT 32

CERTIFICATION OF PRESIDENT

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Remote Knowledge, Inc. (the “Company”) for the quarter ended March 31, 2005 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), Randy S. Bayne, Chief Executive Officer and Henry Houston, Chief Financial Officer of the Company, each do hereby certify, pursuant to and solely for the purpose of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Randy S. Bayne	May 12, 2005
Randy S. Bayne
Chief Executive Officer

/s/ Henry Houston	May 12, 2005
Henry Houston
Chief Financial Officer